UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 3, 2007 (August 3, 2007)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD.

On August 3, 2007, Spectra Energy Corp (Spectra Energy) posted certain financial information on its website related to its 2006 quarterly results of operations. The information presented re-casts previously reported quarterly results of operations of Spectra Energy Capital, LLC (formerly Duke Capital LLC), the predecessor of Spectra Energy for financial statement purposes, to be in alignment with Spectra Energy’s new business segment reporting structure that was adopted effective upon the completion of the spin-off of Spectra Energy from Duke Energy Corporation on January 2, 2007: U.S. Transmission, Distribution, Western Canada Transmission & Processing (combined, formerly Natural Gas Transmission) and Field Services.

A copy of this financial information is furnished, but not filed, as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Earnings Before Interest and Taxes Table

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ GREGORY L. EBEL
Gregory L. Ebel
Group Executive and Chief Financial Officer

Date: August 3, 2007

EXHIBIT INDEX

Exhibit Number
99.1	Earnings Before Interest and Taxes Table

2